Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements of Mission Energy Holding Company are included herein:

1.               Pro forma Condensed Consolidated Balance Sheet as of June 30, 2004

2.               Pro forma Condensed Consolidated Statement of Income for the six months ended June 30, 2004

3.               Pro forma Condensed Consolidated Statement of Income for the year ended December 31, 2003

4.               Pro forma Condensed Consolidated Statement of Income for the year ended December 31, 2002

5.               Pro forma Condensed Consolidated Statement of Income for the year ended December 31, 2001

6.               Notes to the Pro Forma Condensed Consolidated Financial Statements

The above-referenced unaudited pro forma condensed consolidated financial statements reflect the sale of Universal Holdings. As previously described in Item 2.01, on September 30, 2004, Edison Mission Energy completed the sale of all its shares of Universal Holdings to Origin Energy New Zealand Limited. Net proceeds from the sale will be used to repay in part the $800 million secured loan at Mission Energy Holdings International, Inc., which was funded on December 11, 2003.

The unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in Mission Energy Holding Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q for the six-month period ended June 30, 2004. The unaudited pro forma condensed consolidated balance sheet reflects the sale of Universal Holdings, assuming the transaction had been consummated as of June 30, 2004. The estimated gain on sale for purposes of these unaudited pro forma condensed consolidated financial statements will ultimately differ from the actual gain to be recorded in the quarter ended September 30, 2004. The unaudited pro forma condensed consolidated statements of income reflect the sale of Universal Holdings, assuming the transaction had been consummated as of the beginning of the fiscal periods presented. Mission Energy Holding Company will account for the disposition as discontinued operations in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Universal Holdings operating results were included in Income from Continuing Operations for the six-month period ended June 30, 2004 and for the years ended December 31, 2003, 2002 and 2001 because SFAS 144 criteria requiring discontinued operations presentation had not been met during these periods.

The pro forma adjustments, as described in the notes to the unaudited pro forma condensed consolidated financial statements, are estimates based on currently available information and certain adjustments that management believes are reasonable. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or operating results that would have occurred had the sale of Universal Holdings been consummated on, or as of, the dates indicated, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Mission Energy Holding Company included in its Annual Report on Form 10-K for the year ended December 31, 2003 and Mission Energy Holding Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2004

(In thousands)

	Mission Energy Holding Company	Sale of Universal Holdings (A)	Pro Forma Adjustments		Pro Forma Consolidated
Assets
Current Assets	$1,763,912	$245,373	$(469,927	)(B)(C)	$1,539,358
Investments in Unconsolidated Affiliates	1,632,677	75			1,632,752
Property, Plant and Equipment	8,313,379	(1,769,773)			6,543,606
Less accumulated depreciation and amortization	1,319,588	(167,881)			1,151,707
Net property, plant and equipment	6,993,791	(1,601,892)			5,391,899
Other Assets
Goodwill	853,176	(542,780)			310,396
Deferred financing costs	103,787	(2,985)	(8,841	)(C)	91,961
Long-term assets under price risk management and energy trading	97,670				97,670
Restricted cash	285,987				285,987
Other long-term assets	391,486	(66,949)			324,537
Total other assets	1,732,106	(612,714)	(8,841)		1,110,551
Assets of Discontinued Operations	1,422				1,422
Total Assets	$12,123,908	$(1,969,158)	$(478,768)		$9,675,982
Liabilities and Shareholder’s Equity
Current Liabilities	$1,048,570	$(281,635)	$(3,111	)(C)	$763,824
Long-Term Obligations Net of Current Maturities	7,862,878	(710,691)	(453,240	)(C)	6,698,947
Long-Term Deferred Liabilities
Deferred taxes and tax credits	1,277,029	(332,447)			944,582
Deferred revenue	415,725				415,725
Long-term incentive compensation	29,339				29,339
Long-term liabilities under price risk management and energy trading	112,416				112,416
Junior subordinated debentures	154,639				154,639
Preferred securities subject to mandatory redemption	158,250	(158,250)			—
Other	326,587	(1,998)			324,589
Total long-term deferred liabilities	2,473,985	(492,695)			1,981,290
Liabilities of Discontinued Operations	84				84
Total Liabilities	11,385,517	(1,485,021)	(456,351)		9,444,145
Minority Interest	504,681	(507,497)			(2,816)
Shareholder’s Equity
Common stock	—
Additional paid-in capital	2,220,263				2,220,263
Retained deficit	(1,948,978)	125,000	(22,417	)(B)(C)	(1,846,395)
Accumulated other comprehensive income (loss)	(37,575)	(101,640)			(139,215)
Total Shareholder’s Equity	233,710	23,360	(22,417)		234,653
Total Liabilities and Shareholder’s Equity	$12,123,908	$(1,969,158)	$(478,768)		$9,675,982

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(In thousands)

	Mission Energy Holding Company	Sale of Universal Holdings (D)	Pro Forma Adjustments		Pro Forma Consolidated
Operating Revenues
Electric revenues	$1,469,586	$(400,340)	$		$1,069,246
Net gains from price risk management and energy trading	7,307	(6,563)			744
Operation and maintenance services	19,388				19,388
Total operating revenues	1,496,281	(406,903)			1,089,378

Operating Expenses
Fuel	510,154	(68,774)			441,380
Plant operations and transmission costs	462,602	(179,134)			283,468
Plant operating leases	97,474				97,474
Operation and maintenance services	16,547				16,547
Depreciation and amortization	148,764	(37,302)			111,462
Loss on lease termination, asset impairment and other charges	954,256				954,256
Administrative and general	91,259	(463)			90,796
Total operating expenses	2,281,056	(285,673)			1,995,383

Operating loss	(784,775)	(121,230)			(906,005)

Other Income (Expense)
Equity in income from unconsolidated affiliates	160,847	(236)			160,611
Interest and other income	10,450	7,210			17,660
Gain on sale of assets	43,489				43,489
Interest expense	(359,516)	40,419	18,771	(E)	(300,326)
Total other income (expense)	(144,730)	47,393	18,771		(78,566)

Loss from continuing operations before income taxes and minority interest	(929,505)	(73,837)	18,771		(984,571)
Provision (benefit) for income taxes	(358,816)	(40,620)	7,238	(F)	(392,198)
Minority interest	(32,403)	28,193			(4,210)

Loss from Continuing Operations	$(603,092)	$(5,024)	$11,533		$(596,583)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(In thousands)

	Mission Energy Holding Company	Sale of Universal Holdings (D)	Pro Forma Adjustments		Pro Forma Consolidated
Operating Revenues
Electric revenues	$3,077,355	$(751,139)	$		$2,326,216
Net gains from price risk management and energy trading	44,322	(4,385)			39,937
Operation and maintenance services	58,899				58,899
Total operating revenues	3,180,576	(755,524)			2,425,052

Operating Expenses
Fuel	1,102,869	(177,354)			925,515
Plant operations and transmission costs	912,440	(352,874)			559,566
Plant operating leases	205,561				205,561
Operation and maintenance services	28,752				28,752
Depreciation and amortization	290,072	(63,272)			226,800
Asset impairment and other charges	304,042				304,042
Administrative and general	175,020	(462)			174,558
Total operating expenses	3,018,756	(593,962)			2,424,794

Operating income	161,820	(161,562)			258

Other Income (Expense)
Equity in income from unconsolidated affiliates	367,676	(145)			367,531
Interest and other income	9,813	1,277			11,090
Gain on sale of assets	13,000				13,000
Interest expense	(669,209)	70,632	2,165	(E)	(596,412)
Total other income (expense)	(278,720)	71,764	2,165		(204,791)

Loss from continuing operations before income taxes and minority interest	(116,900)	(89,798)	2,165		(204,533)
Provision (benefit) for income taxes	(85,280)	(41,311)	835	(F)	(125,756)
Minority interest	(39,476)	32,856			(6,620)

Loss from Continuing Operations	$(71,096)	$(15,631)	$1,330		$(85,397)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2002
(In thousands)

	Mission Energy Holding Company	Sale of Universal Holdings (D)	Pro Forma Adjustments	Pro Forma Consolidated
Operating Revenues
Electric revenues	$2,679,344	$(494,372)	$	$2,184,972
Net gains from price risk management and energy trading	27,498	378		27,876
Operation and maintenance services	42,881			42,881
Total operating revenues	2,749,723	(493,994)		2,255,729

Operating Expenses
Fuel	943,639	(128,691)		814,948
Plant operations and transmission costs	765,138	(225,179)		539,959
Plant operating leases	205,904			205,904
Operation and maintenance services	28,958			28,958
Depreciation and amortization	247,486	(39,641)		207,845
Settlement of postretirement employee benefit liability	(70,654)			(70,654)
Asset impairment and other charges	130,863			130,863
Administrative and general	168,972	(2,330)		166,642
Total operating expenses	2,420,306	(395,841)		2,024,465

Operating income	329,417	(98,153)		231,264

Other Income (Expense)
Equity in income from unconsolidated affiliates	282,932	165		283,097
Interest and other income	30,425	(2,971)		27,454
Interest expense	(632,697)	44,855		(587,842)
Total other income (expense)	(319,340)	42,049		(277,291)

Income (loss) from continuing operations before income taxes and minority interest	10,077	(56,104)		(46,027)
Provision (benefit) for income taxes	(20,156)	(29,838)		(49,994)
Minority interest	(27,159)	20,323		(6,836)

Income (Loss) from Continuing Operations	$3,074	$(5,943)	$	$(2,869)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Mission Energy Holding Company	Sale of Universal Holdings (D)	Pro Forma Adjustments	Pro Forma Consolidated
Operating Revenues
Electric revenues	$2,411,544	$(297,310)	$	$2,114,234
Net gains from price risk management and energy trading	36,241	2,671		38,912
Operation and maintenance services	40,652	(23)		40,629
Total operating revenues	2,488,437	(294,662)		2,193,775

Operating Expenses
Fuel	814,531	(88,035)		726,496
Plant operations and transmission costs	706,697	(112,823)		593,874
Plant operating leases	133,317			133,317
Operation and maintenance services	26,465			26,465
Depreciation and amortization	263,646	(25,830)		237,816
Asset impairment and other charges	59,055			59,055
Administrative and general	180,186	(3,969)		176,217
Total operating expenses	2,183,897	(230,657)		1,953,240

Operating income	304,540	(64,005)		240,535

Other Income (Expense)
Equity in income from unconsolidated affiliates	374,096	(6,819)		367,277
Interest and other income	49,532	(2,153)		47,379
Gain on sale of assets	41,313			41,313
Interest expense	(646,611)	29,142		(617,469)
Total other income (expense)	(181,670)	20,170		(161,500)

Income from continuing operations before income taxes and minority interest	122,870	(43,835)		79,035
Provision (benefit) for income taxes	66,258	(22,152)		44,106
Minority interest	(22,157)	18,853		(3,304)

Income from Continuing Operations	$34,455	$(2,830)	$	$31,625

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MISSION ENERGY HOLDING COMPANY AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)                              Reflects the elimination of historical assets and liabilities of Universal Holdings, including the resulting estimated gain on the sale as follows (in thousands):

Net proceeds from sale of Universal Holdings	$729,336
Net assets of Universal Holdings	(521,664)
Cumulative translation adjustment	101,653
Pre-tax gain	309,325
Income tax expense	184,325

After-tax gain	$125,000

(B)                                Reflects the cost of a purchase option entered into by Edison Mission Energy in connection with the sale to protect against the depreciation in the value of the New Zealand dollar (in which the sales price is denominated) versus the U.S. dollar.

(C)                                To primarily reflect the partial repayment of the $800 million secured loan at Mission Energy Holdings International, Inc. with the net after-tax cash proceeds from the sale of Universal Holdings.  In addition, reflects the write-off of unamortized debt issue costs and elimination of accrued interest related to the early repayment of the secured loan.

(D)                               Reflects the elimination of the historical results of Universal Holdings for the period.

(E)                                 Reflects pro forma decrease in interest expense resulting from the repayment of debt utilizing net cash proceeds from the sale of Universal Holdings.

(F)                                 Reflects the income tax effects of the pro forma adjustments at a 38.56% tax rate.